UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of
the Securities Exchange Act of 1934

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☒	Definitive Information Statement

SkyPeople Fruit Juice, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SkyPeople Fruit Juice, Inc.
16F, China Development Bank Tower

No.2, Gaoxin 1st Road

Xi’an, Shaanxi, China 710075

Notice of Shareholder Action by Written Consent

April 28, 2017

To the Shareholders of SkyPeople Fruit Juice, Inc.:

We are furnishing this Information Statement to the shareholders of SkyPeople Fruit Juice, Inc., a Florida corporation (the “Company” or “SkyPeople”), under Rule 14c-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Florida law. This Information Statement advises the Company’s shareholders of actions taken and approved on March 30 and 31, 2017, by unanimous written consent of the Company’s Board of Directors and the subsequent adoption of such corporate action by the holders a majority of the Company’s outstanding shares of Common Stock (the “Majority Shareholders”), to change the name of the Company to “Future FinTech Group Inc.” (the “Name Change”).

SHAREHOLDERS ARE NOT BEING ASKED FOR PROXIES TO VOTE THEIR SHARES WITH RESPECT TO THE NAME CHANGE. NO PROXY CARD HAS BEEN ENCLOSED WITH THIS INFORMATION STATEMENT AND NO MEETING OF SHAREHOLDERS WILL BE HELD TO CONSIDER THE NAME CHANGE.

The Name Change will not become effective until the filing with the Florida Secretary of State of an amendment and restatement of the Company’s Amended and Restated Articles of Incorporation (the “Amendment”) at least 20 days after the date of the mailing of this Information Statement to the Company’s shareholders.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement contains a description of the Name Change. We encourage you to read the Information Statement, including Appendix A, thoroughly. You may also obtain information about us from publicly available documents filed with the Securities and Exchange Commission.

By Order of the Board of Directors,

/s/ Hongke Xue
Hongke Xue
Chief Executive Officer
April 28, 2017 Xi’an, China

SkyPeople Fruit Juice, Inc.
16F, China Development Bank Tower

No.2, Gaoxin 1st Road

Xi’an, Shaanxi, China 710075

NOTICE OF ADOPTION AND APPROVAL OF NAME CHANGE
BY WRITTEN CONSENT OF SHAREHOLDERS

April 28, 2017

To the Shareholders of SkyPeople Fruit Juice, Inc.:

NOTICE IS HEREBY GIVEN, pursuant to Section 607.0704 of the Business Corporation Act of the State of Florida (“Florida Law”) that, on March 31, 2017, the holders of a majority of the outstanding shares of the common stock of SkyPeople Fruit Juice, Inc., a Florida corporation (“we,” “us” or “SkyPeople”), entitled to vote thereon, acting by written consent without a meeting of shareholders, authorized, adopted and approved the execution and delivery of an amendment and restatement of our Amended and Restated Articles of Incorporation to change the name of SkyPeople to “Future FinTech Group Inc.” (the “Name Change”).

As permitted by Florida law, no meeting of the shareholders of SkyPeople is being held to vote on the approval of the Name Change. The Name Change is described in detail in the enclosed Information Statement.

By Order of the Board of Directors,

/s/ Hongke Xue
Hongke Xue
Chief Executive Officer

SKYPEOPLE FRUIT JUICE, INC.
INFORMATION STATEMENT

Introduction

This Information Statement is being furnished to the shareholders of SkyPeople Fruit Juice, Inc., a Florida corporation (“SkyPeople” or the “Company”), in connection with the prior approval of our Board of Directors of, and receipt of approval by written consent of holders of the majority of the Company’s issued and outstanding common stock for, the execution and filing of an amendment and restatement of our Amended and Restated Articles of Incorporation (the “Amendment”) to change the name of SkyPeople to “Future FinTech Group Inc.” (the “Name Change”). A copy of Amendment is included as Appendix A to this Information Statement.

The Board of Directors believes that the approval of the Name Change is in the best interest of SkyPeople and its shareholders and will allow the Company’s name to better reflect the range of its products, business and operations. Accordingly, on March 30, 2017, the Board approved the Amendment, and directed that the Amendment be presented to shareholders holding a majority of the issued and outstanding shares of our capital stock.

Under Florida law and our Amended and Restated Articles of Incorporation, the affirmative vote of a majority of the issued and outstanding shares of our Common Stock, par value $0.001 per share (“Common Stock”), as of the close of business on March 31, 2017, the record date, is required to approve the Amendment. As of March 31, 2017, there were issued and outstanding 4,311,090 shares of Common Stock. As permitted by Florida Law, on March 31, 2017, we received a written consent in lieu of a meeting of shareholders from holders of 2,337,155 shares of Common Stock representing 54.2% of the total issued and outstanding shares of our voting stock approving the Amendment (the “Consent Action”).

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. NO PROXY CARD HAS BEEN ENCLOSED AND NO MEETING OF SHAREHOLDERS WILL BE HELD TO CONSIDER THE NAME CHANGE.

The Amendment and the Name Change will not become effective until the filing with the Florida Secretary of State of the Amendment at least 20 calendar days following the date of mailing of this Information Statement to our shareholders.

This Information Statement is furnished for the purposes of informing shareholders of the Consent Action prior to the effectiveness of the Amendment in the manner required under the Securities Exchange Act of 1934, as amended, and under Florida Law. This Information Statement is first being mailed on or about May 2, 2017 to holders of record of Common Stock as of the close of business on March 31, 2017 (the “Record Date”).

Voting Securities and Principal Holders Thereof

As of March 31, 2017, there were outstanding 4,311,090 shares of Common Stock.

The following table sets forth, as of March 31, 2017, certain information with respect to the beneficial ownership of the Company’s voting securities by (i) any person (including any “group” as set forth in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) known by us to be the beneficial owner of more than five percent (5%) of any class of our voting securities, (ii) each director, (iii) each of the named executive officers (defined below), and (iv) all of our directors and executive officers as a group. Shares which the person or group has the right to acquire within 60 days of March 31, 2017, are deemed to be outstanding in calculating the percentage ownership of the person or group, but are not deemed to be outstanding as to any other person or group.

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Unless otherwise indicated in the footnotes, the principal address of each of the shareholders, named executive officers, and directors below is c/o SkyPeople Fruit Juice, Inc., 16F, China Development Bank Tower, No. 2 Gaoxin 1st Road, Xi’an, Shaanxi Province, PRC 710075.

Shares Beneficially Owned
Name of Beneficial Owner	Number	Percent
Directors, Named Executive Officers and 5% Shareholders
Yongke Xue (1)	2,337,155	54.2%
Hongke Xue	—	—
Guolin Wang	—	—
Hanjun Zheng	—	—
Fuyou Li	—	—
Johnson Lau	—	—
All current directors and executive officers as a group (6 persons)	2,337,155	54.2%

(1)	Consists of (i) 1,671,955 shares directly owned by Golden Dawn International Limited and Everlasting Rich Limited, both wholly-owned subsidiaries of SkyPeople International Holdings Group Limited (“SP International”), a Cayman Islands company, and China Tianren Organic Food Holding, an indirect wholly-owned subsidiary of SP International; and (ii) 665,200 shares held directly by SP International. Yongke Xue is the sole indirect owner of SP International.

On March 30, 2017, the Board approved the Name Change and Amendment, and recommended that the Company’s shareholders approve the same. On March 31, 2017, shareholders holding an aggregate of 2,337,155 shares of our issued and outstanding Common Stock approved the Name Change and Amendment by written consent. Those shareholders included SkyPeople International Holdings, Golden Dawn International Limited, China Tianren Organic Food Holding and Everlasting Rich Limited (the “Majority Shareholders”), which collectively hold 54.2% of the Company’s Common Stock as of March 31, 2017, the record date. Our director, Mr. Yongke Xue, is the beneficial holder of all of the Company’s Common Stock held by the Majority Shareholders.

Dissenter’s Rights

The shareholders of SkyPeople have no right under Florida Law, our Amended and Restated Articles of Incorporation or Bylaws to dissent from the provision adopted in the Amendment.

Effective Date and Effects of the Name Change

Pursuant to Rule 14c-2 promulgated pursuant to the Exchange Act, the Name Change will not be effective until at least twenty (20) days after the date on which this Information Statement is filed with the Commission and a copy hereof has been mailed to each of our shareholders. The Company anticipates that this Information Statement will be mailed or furnished to our shareholders on or about May 2, 2017.  Therefore, the Company anticipates that the Name Change will be effective on or about May 22, 2017, or such later date as all conditions and requirements to effectuate the Name Change are satisfied.  We must also notify NASDAQ of the Name Change no later than ten (10) days after the effective date of the Name Change.

Householding of Materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for information statements with respect to two or more security holders sharing the same address by delivering a single information statement addressed to those security holders. This process, which is commonly referred to as “householding,” potentially means extra convenience for security holders and cost savings for companies.

Brokers with account holders who are SkyPeople Fruit Juice, Inc., shareholders may be “householding” our Information Statement. A single Information Statement may be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker or us that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Information Statement or, alternatively, if you wish to receive a single copy of the material instead of multiple copies, please notify your broker and direct your request to SkyPeople Fruit Juice, Inc., Attention: Secretary, 16F, China Development Bank Tower, No.2, Gaoxin 1st Road, Xi’an, Shaanxi, China, 710075. The telephone number of our principal offices is 86-29-88377161.

Where You Can Find Additional Information

We file annual, quarterly and current reports, proxy and information statements and other information with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended. You may read and copy this information at the Public Reference Section at the Securities and Exchange Commission at 100 F Street, N.E., Washington, DC 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-732-0330. The SEC maintains an Internet site that contains reports, proxy and information statements, and other information about issuers that file electronically with the SEC. The address of that site is http://www.sec.gov.

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Conclusion

As a matter of regulatory compliance, we are sending you this Information Statement, which describes the purpose and effect of the above action.  Your consent to the above action is not required and is not being solicited in connection with this action.  This Information Statement is intended to provide our shareholders information required by the rules and regulations of the Securities Exchange Act of 1934.  Please carefully read this Information Statement.

By Order of the Board of Directors

/s/ Hongke Xue
By: Hongke Xue
Chief Executive Officer

Dated: April 28, 2017

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Appendix A

CERTIFICATE ACCOMPANYING

SECOND AMENDED AND RESTATED

ARTICLES OF INCORPORATION

OF

SKYPEOPLE FRUIT JUICE, Inc.

Pursuant to Section 607.1007 of the Business Corporation Act of the State of Florida, the undersigned corporation hereby submits the attached Second Amended and Restated Articles of Incorporation. The Second Amended and Restated Articles of Incorporation supersede and replace the Amended and Restated Articles of Incorporation filed in the office of the Secretary of State of Florida on March 22, 2004 and all amendments thereto:

1. The current name of the Corporation is SkyPeople Fruit Juice, Inc. (the “Corporation”). Pursuant to the Second and Amended Restated Articles of Incorporation, the Corporation’s name will be changed to “Future FinTech Group Inc.”

2. The Second Amended and Restated Articles of Incorporation contain amendments to the Amended and Restated Articles of Incorporation, as described below:

The Amended and Restated Articles of Incorporation are deleted in their entirety and replaced by the Second Amended and Restated Articles of Incorporation attached hereto as Exhibit A.

3. The Second Amended and Restated Articles of Incorporation do not provide for an exchange, reclassification or cancellation of issued shares.

4. The amendments and the restatement were unanimously approved by the Board of Directors of the Corporation on March 30, 2017 and by the shareholders of the Corporation on March 31, 2017 in accordance with the Florida Business Corporation Act.

5. The Second Amended and Restated Articles of Incorporation will be effective upon filing.

DATED as of May __, 2017.

SKYPEOPLE FRUIT JUICE, INC.

By
Name:
Title:

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SECOND AMENDED AND RESTATED ARTICLES OF INCORPORATION

OF

FUTURE FINTECH GROUP INC.
a Florida corporation

ARTICLE I
Name

The name of the corporation is Future FinTech Group Inc. (the “Company”).

ARTICLE II
Business

The purpose and nature of the business, objectives or purposes to be transacted, promoted or carried on by the Company shall be as follows:

1.	To engage in any lawful activity.
2.	To do all and everything necessary, suitable, and proper to accomplish the foregoing, and to engage in any and every activity and business enterprise which the Company’s board of directors (the “Board of Directors”) may, from time to time, deem reasonably necessary, provided that the same shall not be inconsistent with the Florida Business Corporation Act (the “Act”).

ARTICLE III
Capital Stock

1.01 Authorized Stock. The total number of shares of common stock, par value $0.001 per share (the “Common Stock”), which the Company shall have authority to issue is 8,333,333. The total number of shares of preferred stock, par value $0.001 per share (the “Preferred Stock”), which the Company shall have authority to issue is 10,000,000.

1.02 Reverse Stock Split. Effective 9:00 A.M. Eastern Time, March 16, 2016 (the “Effective Time”), each 8 (eight) shares of Common Stock of the Company (“Old Common Stock”) issued and outstanding immediately prior to the Effective Time shall be automatically combined, reclassified and exchanged into one (1) share of Common Stock of the Company (“New Common Stock”), without changing the par value of the shares of the Company (the “Reverse Split”).

No fractional shares of New Common Stock will result from or be issued in connection with the Reverse Split and the number of shares to be received by a shareholder shall be rounded up to the nearest whole number of shares in the event that such shareholder would otherwise be entitled to receive a fractional share as a result of the Reverse Split.

Each stock certificate that, immediately prior to the Effective Time, represented shares of Old Common Stock shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of shares of New Common Stock into which the shares of Old Common Stock represented by such certificate shall have been combined, exchanged and reclassified; provided, however, that each holder of record of a certificate that represented shares of Old Common Stock shall receive, under surrender of such certificate, a new certificate representing the number of shares of New Common Stock into which the shares of Old Common Stock represented by such certificate shall have been combined, exchanged and reclassified.

2. Preferred Stock. The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby authorized to create and provide for the issuance of shares of the Preferred Stock in a series, and by filing a certificate pursuant to the applicable section of the Act (the “Preferred Stock Designation”), to establish from time to time the number of shares to be included in each such series, and to fix the designations, power, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof. The authority of the Board of Directors with respect to each series shall include, but not be limited to, determination of the following:

(a) The designation of the series, which may be by distinguishing number, letter or title.

(b) The number of shares of the series, which number the Board of Directors may thereafter (except where otherwise provided in the Preferred Stock Designation) increase or decrease (but not below the number of shares thereof then outstanding).

(c) Whether dividends, if any, shall be cumulative or noncumulative and the dividend rate of the series.

(d) The dates at which dividends, if any, shall be payable.

(e) The redemption rights and price or prices, if any, for the shares of the series.

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(f) The terms and amount of any sinking fund provided for the purchase or redemption of shares of the series.

(g) The amounts payable on, and the preferences, if any, of shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company.

(h) Whether the shares of the series shall be convertible into shares of any other class or series, or any other security, of the Company or any other corporation, and, if so, the specification of such other class or series of such other security, the conversion price or prices or rate or rates, any adjustments thereof, the date or dates at which such shares shall be convertible and all other terms and conditions upon which such conversion may be made.

(i) Restrictions on the issuance of shares of the same series or of any other class or series.

(j) The voting rights, if any, of the holders of shares of the series.

(k) Such other powers, preferences and relative, participating, optional and other special rights, and the qualifications, limitations and restrictions thereof as the Board of Directors shall determine.

3. Common Stock. The Common Stock shall be subject to the express terms of the Preferred Stock and any series thereof. Each share of the Common Stock shall be equal to each other share of the Common Stock. The holders of shares of the Common Stock shall be entitled to one vote for each such share upon all questions presented to the shareholders.

4. Voting Rights. Except as may be provided in these Articles of Incorporation or in a Preferred Stock Designation, or as may be required by applicable law, the Common Stock shall have the exclusive right to vote for the election of directors and for all other purposes, and holders of shares of the Preferred Stock shall not be entitled to receive notice of any meeting of shareholders at which they are not entitled to vote. At each election for directors, every shareholder entitled to vote at such election shall have the right to vote, in person or by proxy, the number of shares owned by him for as many persons as there are directors to be elected and for whose election he has a right to vote. It is expressly prohibited for any shareholder to cumulate his votes in any election of directors.

5. Denial of Preemptive Rights. No shareholder of the Company shall, by reason of his holding shares of any class, have any preemptive or preferential right to purchase or subscribe to any shares of any class of the Company, now or hereafter to be authorized, or any notes, debentures, bonds, or other securities convertible into or carrying options or warrants to purchase shares of any class, now or hereafter to be authorized, whether or not the issuance of any such shares, or such notes, debentures, bonds or other securities would adversely affect dividend or voting rights of such shareholder, other than such rights, if any, as the Board of Directors in its discretion may fix; and the Board of Directors may issue shares of any class of the Company, or any notes, debentures, bonds, or other securities convertible into or carrying options or warrants to purchase shares of any class, without offering any such shares of any class, either in whole or in part, to the existing shareholders of any class.

6. Records Date. The Board of Directors may prescribe a period not exceeding 60 days before any meeting of the shareholders during which no transfer of stock on the books of the Company may be made, or may fix, in advance, a record date not more than 60 nor less than 10 days before the date of any such meeting as the date as of which shareholders entitled to notice of and to vote at such meetings must be determined. Only shareholders of record on that date are entitled to notice or to vote at such a meeting. If a record date is not fixed, the record date is at the close of business on the day before the day on which notice is given, or if notice is waived, at the close of business on the day before the meeting is held. A determination of shareholders of record entitled to notice of or to vote at a meeting of shareholders applies to an adjournment of the meeting unless the Board of Directors must fix a new record date if the meeting is adjourned to a date more than 60 days later than the date set for the original meeting.

ARTICLE IV
Election of Directors

1. Number. The business and affairs of the Company shall be conducted and managed by, or under the direction of, the Board of Directors. The total number of directors constituting the entire Board of Directors shall be fixed and may be altered from time to time by or pursuant to a resolution passed by the Board of Directors.

2. Vacancies. Except as otherwise provided for herein, newly created directorships resulting from any increase in the authorized number of directors, and any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other cause, may be filled only by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the newly created directorship or for the directorship in which the vacancy occurred, and until such director’s successor shall have been duly elected and qualified, subject to his earlier death, disqualification, resignation or removal. Subject to the provisions of these Articles of Incorporation, no decrease in the number of the directors constituting the Board of Directors shall shorten the term of any incumbent director.

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3. Removal of Directors. Except as otherwise provided in any Preferred Stock Designation, any director may be removed from office only by the affirmative vote of the holders of a majority or more of the combined voting power of the then outstanding shares of capital of the Company entitled to vote at a meeting of shareholders called for that purpose, voting together as a single class.

ARTICLE V
Meetings of Shareholders

Meetings of shareholders of the Company (the “Shareholder Meetings”) may be held within or without of the State of Florida, as the Bylaws of the Company (the “Bylaws”) may provide. Special Shareholder Meetings may be called only by (a) the Chief Executive Officer of the Company, (b) the holders of at least 10 percent of all of the shares entitled to vote at the proposed special meeting or (c) the Board of Directors pursuant to a duly adopted resolution. Special Shareholder Meetings may not be called by any other person or persons or in any other manner. Elections of directors need not be by written ballot unless the Bylaws so provide.

ARTICLE VI
Shareholder Consent

No action that is required or permitted to be taken by the shareholders of the Company at any annual or special meeting of shareholders may be effected by written consent of shareholders in lieu of a meeting of shareholders, unless the action to be effected by the written consent of shareholders and the taking of such action by such written consent have expressly been approved in advance by the Board of Directors.

ARTICLE VII
Limitation of Liability

Except as otherwise provided in the Act, a director or officer of the Company shall not be personally liable to the Company or its shareholders for damages as a result of any act or failure to act in his capacity as a director or officer; provided, however, that this Article shall not eliminate or limit the liability of a director or officer (a) if it is proven that his act or failure to act constituted a breach of his fiduciary duties and such breach involved intentional misconduct, fraud or a knowing violation of law, or (b) under Section 607.0834 of the Act.

If the Act is amended after the date of filing of these Articles of Incorporation to authorize corporate action further limiting or eliminating the personal liability of a director, then the liability of the directors of the Company shall be limited or eliminated to the fullest extent permitted by the Act, as so amended, or a similar successor provision. Any repeal or modification of this Article by the shareholders of the Company or otherwise shall not adversely affect any right or protection of a director of the Company existing at the time of such repeal or modification.

ARTICLE VIII
Indemnification

1. Discretionary Indemnification.

(a) The Company may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the Company, by reason of the fact that he is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the action, suit or proceeding if he acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, does not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company, or that, with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

(b) The Company may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Company to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses, including amounts paid in settlement and attorneys’ fees actually and reasonably incurred by him in connection with the defense or settlement of the action or suit if he acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company. Indemnification may not be made for any claim, issue or matter as to which such a person has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the Company or for amounts paid in settlement to the Company, unless and only to the extent that the court in which the action or suit was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses as the courts deem proper.

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2. Determination of Discretionary Indemnification. Any discretionary indemnification pursuant to Section 1 of this Article VIII, unless ordered by a court or advanced pursuant to this Section 2, may be made by the Company only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances. The determination must be made:

(a) By the shareholders; or

(b) By the Board of Directors by majority vote of a quorum constituting of directors who were not parties to the action, suit or proceeding; or

(c) If a majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding so orders, by independent legal counsel in a written opinion; or

(d) If a quorum consisting of directors who were not parties to the action, suit or proceeding cannot be obtained, by independent legal counsel in a written opinion.

The expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding must be paid by the Company as they are incurred in advance of the final disposition of the action, suit or proceedings, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he is not entitled to be indemnified by the Company.

3. Mandatory Indemnification. To the extent that a director, officer, employee or agent of the Company has been successful on the merits or otherwise in dense of any action, suit or proceeding referred to in Section 1 of this Article VIII, or in defense of any claim, issue or matter therein, the Company shall indemnify him against expenses, including attorneys’ fees actually and reasonably incurred by him in connection with the defense.

4. Non-Exclusivity. The indemnification and advancement of expenses authorized in or ordered by a court pursuant to this Article VIII:

(a) Does not exclude any other rights to which a person seeking indemnification or advancement of expenses may be entitled under any agreement, vote of shareholders or disinterested directors or otherwise, for either an action in his official capacity or an action in another capacity while holding his office, except that indemnification, unless ordered by a court pursuant to Section 1 of this Article VIII, or for the advancement of expenses made pursuant to Section 2 of this Article VIII may not be made to or on behalf of any director officer if a final adjudication establishes that his acts or omissions involved intentional misconduct, fraud or a knowing violation of the law and was material to the cause of action.

(b) Continues for a person who has ceased to be a director, officer, employee or agent and inures to the benefit of the heirs, executors and administrators of any such person.

5. Insurance. The Company may purchase and maintain insurance or make other financial arrangements on behalf of any person who is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise for any liability asserted against him and liability and expenses incurred by him in his capacity as a director, officer, employee or agent, or arising out of his status as such, whether or not the Company has the authority to indemnify him against such liability expenses.

ARTICLE IX
Amendment of Corporate Documents

1. Articles of Incorporation. Whenever any vote of the holders of voting shares of the capital stock of the Company is required by law to amend, alter, repeal or rescind any provision of these Articles of Incorporation, such alteration, amendment, repeal or rescission of any provision of these Articles of Incorporation must be approved by the Board of Directors and by the affirmative vote of the holders of at least a majority of the combined voting power of the then outstanding voting shares of capital stock of the Company, voting together as a single class.

Subject to the provisions above, the Company reserves the right at any time, and from time to time, to amend, alter, repeal or rescind any provision contained in these Articles of Incorporation in the manner now or hereafter prescribed by law, and other provisions authorized by the laws of the State of Florida at the time in force may be added or inserted, in the manner now or hereafter prescribed by law; and all rights, preferences and privileges of whatsoever nature conferred upon shareholders, directors or any other persons whomsoever by and pursuant to these Articles of Incorporation in their present form or as hereafter amended are granted subject to the rights reserved in this Article.

2. Bylaws. In addition to any affirmative vote required by law, any change of the Bylaws may be adopted either (a) by the affirmative vote of the Board of Directors, or (b) by the shareholders by the affirmative vote of the holders of at least a majority of the combined voting power of the then outstanding voting shares of capital stock of the Company, voting together as a single class.

ARTICLE X

Existence

The Company is to have perpetual existence.

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IN WITNESS HEREOF, the undersigned has hereunto set his hand on May __, 2017.

By:
Name:
Title:

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